Exhibit 10.2

Promissory Note

Unconditional payment shall be made against this promissory note on      (year)      (month)      (day) of ROC.

E.SUN BANK or its designated person

NTD 90,000,000 only

1. The interest is calculated based on _______ interest rate ______ annual interest __________% (at present it is ______% of annual interest) in □fixed or □floating mode since the issuing date of this note and is paid by month. If the floating mode is selected, the drawer agrees to adjust the abovementioned interest based on the adjustment of _______interest rate regulated above. In case of any delay in paying the interest or failure to perform obligations when due, a penalty shall be charged as follows: 10% of the agreed interest rate for the delay or failure that lasts for less than six months, as from the due date; 20% of the agreed interest rate for the delay or failure that exceeds six months.

2. The promissory note is protest waived and bears no notification obligation specified in Article 89 of the Negotiable Instruments Law.

3. Place of payment: No. 336, Siyuan Road, Xinzhuang District, New Taipei City

Drawer: Applied Optoelectronics, Inc. (AOI) Taiwan Branch

(Registered Stamp)

Responsible Person: Chih-Hsiang Lin

Address: No. 18 Gong 4th Road, Linkou District, New Taipei City

Drawer:

(Registered Stamp)

Address:

Drawer:

(Registered Stamp)

Address:

Drawer:

(Registered Stamp)

Address:

April 8th, 105 of ROC

Credited Account Number:

Approval Number: H155422083                              Stamp                             Handled By                              Stamp Verified By

L577 2005.01	(For benchmark or time deposit interest rate)

1

Letter of Authorization

All the drawers of this Letter of Authorization sign and provide you with a promissory note valued at NTD 90,000,000 only on April 8th, 105 of ROC as a liability guarantee. As required by the actual situation, you or your agent or employee is hereby authorized to fill out the promissory note with the due date, interest rate, place of payment, and any other information required for effectively performing the rights regarding the promissory note. The drawers shall not revoke or limit this authorization without your written consent.

Regards,

E.SUN BANK

Drawer: Applied Optoelectronics, Inc. (AOI) Taiwan Branch

(Registered Stamp)

Responsible Person: Chih-Hsiang Lin

Drawer:

(Registered Stamp)

Drawer:

(Registered Stamp)

Drawer:

(Registered Stamp)

April 8th, 105 of ROC

Credited Account Number:

Approval Number: H155422083                              Stamp                             Handled By                              Stamp Verified By

L577 2005.01	(For benchmark or time deposit interest rate)

2

Promissory Note

Unconditional payment shall be made against this promissory note on (year) (month) (day) of ROC.

E.SUN BANK or its designated person

NTD 120,000,000 only

1. The interest shall be □ fixed interest V calculated dynamically (current annual interest rate 1.7%) based on your □ benchmark interest rate □ monthly benchmark interest rate V personal monthly time deposit interest rate index plus the 0.48% annual interest rate, and be paid monthly. If the interest is calculated dynamically, the aforesaid interest rate can be adjusted according to changes in your □ benchmark interest rate □ monthly benchmark interest rate V personal monthly time deposit interest rate index. In case of an overdue interest payment or liability, additional interests calculated based on 10% of the agreed interest rate shall be charged within 6 months after the due date while additional interests calculated based on 20% of the agreed interest rate shall be charged after the 6 months as breach penalties.

2. The promissory note is protest waived and bears no notification obligation specified in Article 89 of the Negotiable Instruments Law.

3. Place of payment: No. 336, Siyuan Road, Xinzhuang District, New Taipei City

Drawer: Applied Optoelectronics, Inc. (AOI) Taiwan Branch

(Registered Stamp)

Responsible Person: Chih-Hsiang Lin

Address: No. 18 Gong 4th Road, Linkou District, New Taipei City

Drawer:

(Registered Stamp)

Address:

Drawer:

(Registered Stamp)

Address:

Drawer:

(Registered Stamp)

Address:

April 8th, 105 of ROC

Credited Account Number:

Approval Number: H155422081                              Stamp                             Handled By                              Stamp Verified By

L577 2009.01	(For benchmark or time deposit interest rate)

3

Letter of Authorization

All the drawers of this Letter of Authorization sign and provide you with a promissory note valued at NTD 120,000,000 only on April 8th, 105 of ROC as a liability guarantee. As required by the actual situation, you or your agent or employee is hereby authorized to fill out the promissory note with the due date, interest rate, place of payment, and any other information required for effectively performing the rights regarding the promissory note. The drawers shall not revoke or limit this authorization without your written consent.

Regards,

E.SUN BANK

Drawer: Applied Optoelectronics, Inc. (AOI) Taiwan Branch

(Registered Stamp)

Responsible Person: Chih-Hsiang Lin

Drawer:

(Registered Stamp)

Drawer:

(Registered Stamp)

Drawer:

(Registered Stamp)

April 8th ,105 of ROC

Credited Account Number:

Approval Number: H155422081                              Stamp                             Handled By                              Stamp Verified By

L577 2009.01	(For benchmark or time deposit interest rate)

4